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                                                                 EXHIBIT 23.02


                    CONSENT OF INDEPENDENT ACCOUNTANTS
                    ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 2000, except Note 13 which is dated as of March 21, 2000 relating to the financial statements and financial statement schedule, which appears in Insignia Solutions plc Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

San Jose, CA
April 11, 2000